UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-8180	TECO ENERGY, INC. (a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111	59-2052286

1-5007	TAMPA ELECTRIC COMPANY (a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111	59-0475140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

On October 22, 2004, Tampa Electric Company (the company) entered into a $150 million 3-Year Revolving Facility Credit Agreement with Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Lead Arranger, Morgan Stanley Bank, JPMorgan Chase Bank, Merrill Lynch Bank USA and SunTrust Bank, as Co-Syndication Agents, and the following lenders: Citibank, N.A., Morgan Stanley Bank, JPMorgan Chase Bank, Merrill Lynch Bank USA, SunTrust Bank, The Bank of New York, BNP Paribas, Regions Bank, Societe Generale and UBS Loan Finance LLC. This credit agreement replaces the $125 million 364-Day Revolving Credit Agreement described in Item 1.02 below, which was set to expire in November 2004. Under the new credit agreement, the company pays commitment fees of 17.5 basis points at current credit ratings and can borrow up to $150 million at an interest rate equal to either the London interbank deposit rate plus a margin of 70 – 82.5 basis points at current credit ratings or Citibank’s prime rate at current credit ratings (or the federal funds rate plus 50 basis points, if higher). The terms of the new credit agreement include two financial covenants: (i) for the 12-months ending each quarter-end, the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest, as defined in the agreement, must be equal to or exceed 2.0 times; and (ii) at each quarter-end, debt to capital, as defined in the agreement, must not exceed 60 percent. The new credit agreement is filed as Exhibit 4.1 hereto and incorporated herein by reference.

For consistency between its two credit facilities, on October 22, 2004, the company also amended its existing $125 million 3-Year Revolving Credit Agreement dated as of Nov. 7, 2003, with Citibank, N.A., as Administrative Agent, Citigroup Global Markets, Inc. and SunTrust Capital Markets Inc., as Co-Lead Arrangers, SunTrust Bank, as Syndication Agent, Morgan Stanley Bank and The Bank of New York, as Co-Documentation Agents, and the following lenders: Citibank, N.A., SunTrust Bank, Morgan Stanley Bank, The Bank of New York, BNP Paribas, Bank One, JPMorgan Chase Bank, Credit Suisse First Boston, UBS Loan Finance LLC and Societe Generale. The amendment: (i) eliminates the covenant restricting cumulative distributions and outstanding loans to the company’s parent; (ii) reduces the EBITDA to interest requirement to 2.0 times from 2.5 times; and (iii) makes several other technical changes for consistency with the new credit agreement. The terms of the existing credit agreement, as amended, otherwise are substantially the same as the company’s new $150 million credit agreement, except that the amount the company can borrow under this facility remained at $125 million and except for commitment fees and interest rates, which remain unchanged. The amendment to the existing credit agreement is filed as Exhibit 4.2 hereto and incorporated herein by reference.

The lenders, agents and other parties to these two credit agreements, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the company, its parent and its subsidiaries, including in connection with the credit agreement described in Item 1.02 below. The lenders have received, and may in the future receive, customary compensation from the company, its parent and its subsidiaries for such services.

Item 1.02: Termination of a Material Definitive Agreement

In connection with entering into the 3-Year Revolving Facility Credit Agreement dated as of October 22, 2004 described in Item 1.01 above, the company terminated and replaced its $125 million 364-Day Revolving Facility Credit Agreement dated as of Nov. 7, 2003, with Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and SunTrust Capital Markets, Inc., as Co-Lead Arrangers, SunTrust Bank, as Syndication Agent, Morgan Stanley Bank and The Bank of New York, as Co-Documentation Agents, and the lenders from time to time parties thereto. Under the old credit agreement, the company paid commitment fees of 20 basis points at current credit ratings and could have borrowed up to $125 million at an interest rate equal to either the London interbank deposit rate plus a margin of 105 – 117.5 basis points at current credit ratings or Citibank’s prime rate (or the federal funds rate plus 50 basis points, if higher) plus a margin of 5 basis points at current credit ratings. The terms of the terminated credit agreement otherwise were substantially the same as those of the new credit agreement, except that: (i) the EBITDA to interest minimum was 2.5 times; and (ii) the company’s cumulative distributions and outstanding loans to its parent were limited.

The lenders, agents and other parties to this terminated credit agreement, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the company, its parent and its subsidiaries, including in connection with the two credit agreements described in Item 1.01 above. The lenders have received, and may in the future receive, customary compensation from the company, its parent and its subsidiaries for such services.

Section 2 – Financial Information

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information in Item 1.01 with respect to the $150 million 3-Year Revolving Facility Credit Agreement dated as of October 22, 2004 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c) Exhibits

4.1	3-Year Revolving Facility Credit Agreement dated as of October 22, 2004, among Tampa Electric Company as Borrower, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Lead Arranger, Morgan Stanley Bank, JPMorgan Chase Bank, Merrill Lynch Bank USA and SunTrust Bank, as Co-Syndication Agents, and the financial institutions parties thereto as Lenders.

4.2	Amendment No. 1 dated as of October 22, 2004 to 3-Year Revolving Facility Credit Agreement dated as of Nov. 7, 2003, among Tampa Electric Company as Borrower, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and SunTrust Capital Markets Inc., as Co-Lead Arrangers, SunTrust Bank, as Syndication Agent, Morgan Stanley Bank and The Bank of New York, as Co-Documentation Agents, and the financial institutions parties thereto as Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004	TECO ENERGY, INC.
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)

Date: October 22, 2004	TAMPA ELECTRIC COMPANY
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Senior Vice President
and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
4.1	3-Year Revolving Facility Credit Agreement dated as of October 22, 2004, among Tampa Electric Company as Borrower, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Lead Arranger, Morgan Stanley Bank, JPMorgan Chase Bank, Merrill Lynch Bank USA and SunTrust Bank, as Co-Syndication Agents, and the financial institutions parties thereto as Lenders.

4.2	Amendment No. 1 dated as of October 22, 2004 to 3-Year Revolving Facility Credit Agreement dated as of Nov. 7, 2003, among Tampa Electric Company as Borrower, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and SunTrust Capital Markets, Inc., as Co-Lead Arrangers, SunTrust Bank, as Syndication Agent, Morgan Stanley Bank and The Bank of New York, as Co-Documentation Agents, and the financial institutions parties thereto as Lenders.

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